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                          BRIGGS & STRATTON CORPORATION

                        FORM 8-K DATED SEPTEMBER 17, 2002

                                  EXHIBIT 99.4


               STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER
                         AND PRINCIPAL FINANCIAL OFFICER
       REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

         I, James E. Brenn, state and attest that:

         (1) To the best of my knowledge, based upon a review of the covered reports of Briggs & Stratton Corporation, and, except as corrected or supplemented in a subsequent covered report:

                  - No covered report contained any untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

                  - No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Company's audit committee.

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

                  - Annual Report on Form 10-K for the fiscal year ended June 30, 2002 of Briggs & Stratton Corporation;

                  - All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Briggs & Stratton Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

                  -        Any amendments to any of the foregoing.


                                         /s/ James E. Brenn
                                -----------------------------------------------
                                James E. Brenn, Senior Vice President and Chief Financial Officer - Principal Financial Officer September 17, 2002

Subscribed and sworn to
before me this 17 day of
September, 2002.

         /s/ Robert F. Heath
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Notary Public
State of Wisconsin
My Commission Expires:  November 20, 2005